                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and Susan E. Lester and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-3 for the registration under the Securities Act of 1933 of 526,000 shares of Common Stock of First Bank System, Inc. ("FBS"), which may be sold by certain stockholders of FBS from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                   Title                                   Date
- ---------                   -----                                   ----

/s/ John F. Grundhofer      Chairman, President, Chief         February 16, 1994
- --------------------------  Officer and Director
John F. Grundhofer          (principal executive officer)


                            Vice Chairman and Chief Financial  February __, 1994
- --------------------------  Officer (principal financial
Richard A. Zona             officer)


                            Executive Vice President and       February __, 1994
- --------------------------  Controller (principal accounting
Susan E. Lester             officer)


                            Director                           February __, 1994
- --------------------------
Coleman Bloomfield



/s/ Roger L. Hale           Director                           February 16, 1994
- --------------------------
Roger L. Hale


/s/ John H. Kareken         Director                           February 16, 1994
- --------------------------
John H. Kareken


/s/ Delbert W. Johnson      Director                           February 16, 1994
- --------------------------
Delbert W. Johnson


/s/ Richard L. Knowlton     Director                           February 16, 1994
- --------------------------
Richard L. Knowlton


/s/ Kenneth A. Macke        Director                           February 16, 1994
- --------------------------
Kenneth A. Macke

/s/ Thomas F. Madison        Director                        February 16, 1994
- ---------------------------
Thomas F. Madison


/s/ Marilyn C. Nelson        Director                        February 16, 1994
- ---------------------------
Marilyn C. Nelson


/s/ Will F. Nicholson        Director                        February 16, 1994
- ---------------------------
Will F. Nicholson


/s/ Nicholas R. Petry        Director                        February 16, 1994
- ---------------------------
Nicholas R. Petry


/s/ Edward J. Phillips       Director                        February 16, 1994
- ---------------------------
Edward J. Phillips


/s/ James J. Renier          Director                        February 16, 1994
- ---------------------------
James J. Renier


/s/ S. Walter Richey         Director                        February 16, 1994
- ---------------------------
S. Walter Richey


/s/ Richard L. Robinson      Director                        February 16, 1994
- ---------------------------
Richard L. Robinson


                             Director                        February   , 1994
- ---------------------------
Richard L. Schall


/s/ Lyle E. Schroeder        Director                        February 16, 1994
- ---------------------------
Lyle E. Schroeder

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